Exhibit 99.1

HZJL Cayman Limited Announces Entering into a Merger Agreement with Rising Dragon Acquisition Corporation

HANGZHOU, CHINA, January 27, 2025 (GLOBE NEWSWIRE) -- HZJL Cayman Limited (“HZJL”), a comprehensive solution provider empowering local businesses with innovative branding, software, and supply chain services, announced the execution of an Agreement and Plan of Merger (the “Merger Agreement”) for a business combination with Rising Dragon Acquisition Corporation (Nasdaq: RDACU, RDAC, RDACR) (“RDAC”), a publicly traded special purpose acquisition company.

Upon consummation of the transaction contemplated by the Merger Agreement, (i) RDAC will reincorporate by merging with and into Xpand Boom Technology Inc., a Cayman Islands exempted company and wholly owned subsidiary of RDAC (“Xpand Boom Technology”), and (ii) concurrently with the reincorporation merger, Xpand Boom Solution Inc., a Cayman Islands exempted company and wholly owned subsidiary of Xpand Boom Technology, will be merged with and into HZJL, resulting in HZJL being a wholly owned subsidiary of Xpand Boom Technology (the “Business Combination” and the transactions in connection with the Business Combination collectively, the “Transaction”). Upon the closing of the Transaction, the parties plan to remain Nasdaq-listed under a new ticker symbol.

HZJL Overview

HZJL is a dynamic solution provider dedicated to empowering local lifestyle businesses such as restaurants, coffee shops, beauty salons, convenience stores, and massage centers, through innovative online social branding, software application, and supply chain services.

HZJL’s core service offering is its online branding service, which leverages the power of social media to promote compelling success stories for both businesses and their founders. This service helps businesses build strong, authentic identities that resonate with their target audience, and enhance brand visibility and customer loyalty. In addition, HZJL offers a sophisticated online application designed to streamline operations and optimize customer relationship management. HZJL also provides comprehensive supply chain solutions, with a special focus on supporting local restaurants.

With a mission to fuel scalable growth for business owners, HZJL combines these three key service areas that work together to drive operational excellence, customer engagement, and efficient growth strategies.

Key Transaction Terms

Under the terms of the Merger Agreement, RDAC’s wholly owned subsidiary, Xpand Boom Technology, will acquire HZJL, resulting in Xpand Boom Technology being a listed company on the Nasdaq Capital Market. At the effective time of the Transaction, HZJL’s shareholders and management will receive 35 million ordinary shares of Xpand Boom Technology. In addition, certain HZJL shareholders will be entitled to receive earn-out consideration of up to an additional 20 million ordinary shares of Xpand Boom Technology, subject to HZJL meeting certain revenue targets in the two subsequent years as set forth in the Merger Agreement. The shares held by certain HZJL’s shareholders will be subject to lock-up agreements for a period of six months following the closing of the Transaction, subject to certain exceptions.

The Transaction, which has been unanimously approved by the boards of directors of both RDAC and HZJL, is subject to regulatory approvals, the approvals by the shareholders of RDAC and HZJL, respectively, and the satisfaction of certain other customary closing conditions, including, among others, a registration statement, of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), and the approval by Nasdaq of the listing application of the combined company.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Merger Agreement relating to the Business Combination. A more detailed description of the Transaction and a copy of the Merger Agreement will be included in a Current Report on Form 8-K to be filed by RDAC with the SEC and will be available on the SEC’s website at www.sec.gov.

Comments on HZJL

“We are excited for the proposed Business Combination with HZJL and admire the company that Mr. Xiong Bin and the HZJL management team have built,” said Xing Lulu, Chief Executive Officer of RDAC. “I look forward to working with HZJL’s first-class management team to help them thrive as a public company while they continue to grow.”

Xiong Bin, founder of HZJL, stated: “For several years, HZJL has been evolving with the local lifestyle business services market. Our motto, ‘Scalable Growth-Engine Empowering Local Business,’ underlines our ongoing commitment to delivering innovative solutions that foster substantial local business growth and scalability. We have garnered valuable industrial experience and know-how from assisting our customers from various industries in achieving their goals, including with respect to brand building, business operations and supply chain optimization. Our solutions specifically address the challenges faced by small and medium-sized enterprises, providing them critical assistance in overcoming marketing and management hurdles. We are excited to collaborate with RDAC, with which we share similar market visions and business strategies. We are confident that the RDAC team will play a key role in helping us achieve our aspirations and long-term success.”

Advisors

Loeb & Loeb LLP, Joint-Win Partners, and Maples and Calder (Hong Kong) LLP serve as legal counsel to RDAC. Han Kun Law Offices, Han Kun Law Offices LLP, and Harney Westwood & Riegels serve as legal counsel to HZJL. Chain Stone Capital Limited (CTM) serves as the financial advisor to HZJL.

About Rising Dragon Acquisition Corporation

Rising Dragon Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company with limited liability for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. The company’s efforts to identify a prospective target business will not be limited to a particular industry or geographic region.

About HZJL Cayman Limited

HZJL is a comprehensive solution provider empowering local businesses with innovative branding, software, and supply chain services. The company is dedicated to fuel the scalable growth of business owners by combining technology, customer service, and operational excellence to unlock new levels of success. The company’s innovative solutions can help small and medium-sized enterprises better leverage social platforms to build their own stories in the rapidly changing Internet era, use online applications to improve efficiency and engage new customers, and use optimized supply chain services to produce better products and services, helping these companies grow bigger and faster.

Participants in the Solicitation

Xpand Boom Technology Inc., Rising Dragon Acquisition Corp., and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of RDAC ordinary shares in respect of the proposed Transaction. Information about RDAC’s directors and executive officers and their ownership of RDAC’s ordinary shares is currently set forth in RDAC’s prospectus related to its initial public offering dated October 11, 2024, as modified or supplemented by any Form 10-K, Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in a registration statement on Form F-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to the proposed Transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities of RDAC or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Important Information about the Proposed Business Combination and Where to Find It

In connection with the Transaction, Xpand Boom Technology will file relevant materials with the SEC, including the Registration Statement. Promptly after the Registration Statement is declared effective, the proxy statement/prospectus will be sent to all RDAC shareholders entitled to vote at the special meeting relating to the Transaction. Before making any voting decision, securities holders of RDAC are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction and the parties to the Transaction.

Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed or that will be filed with the SEC through RDAC through the website maintained by the SEC at www.sec.gov, or by directing a request to the contacts mentioned below.

Wenyi Shen

Chief Financial Officer

Rising Dragon Acquisition Corp.

Email: woody.shen@hywincapital.cn

Zhiguo Sun

HZJL Cayman Limited

Investor Relations Officer

Email: ir@xpandboom.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. RDAC’s and HZJL’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, RDAC’s and HZJL’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of RDAC or HZJL and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against RDAC or HZJL following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the shareholders of RDAC or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals (including approval from PRC regulators) required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that HZJL or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Registration Statement filed by RDAC and Xpand Boom Technology (when available) relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by RDAC and HZJL. RDAC and HZJL caution that the foregoing list of factors is not exclusive. RDAC and HZJL caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither RDAC or HZJL undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this press release.

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